UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2023

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On April 21, 2023, Unique Fabricating, Inc. (the “Company”) received a notice letter (the “Notice”) from the NYSE Regulation Department (the “Staff”) notifying the Company that it was not in compliance with the continued listing standard set forth in Part 10 of the New York Stock Exchange American (“NYSE American” or the “Exchange”) Company Guide (the “Company Guide”) because the Company’s common stock has a 30 trading-day average closing price of less than $0.20 per share of common stock. The Company is now subject to the procedures and requirements set forth in Section 1009 of the Company Guide.
The Company plans to notify the Exchange that it intends to submit a plan to cure this deficiency and return to compliance with the NYSE American continued listing requirements. In order to avoid delisting under Section 1009(c), the Company has 30 days from the receipt of the Notice to submit a plan advising the Exchange of definitive actions the Company has taken, or proposes to take, that would bring it into compliance with the continued listing standards on or before October 21, 2023 (the “Cure Period”). If the Exchange accepts the plan, the Company’s common stock will continue to be listed and traded on the NYSE American during the Cure Period, subject to the Company’s compliance with other continued listing standards, and the Company will be subject to quarterly monitoring by the Staff for compliance with the plan. There is no assurance that the Company will be able to timely develop or submit a plan or that the Company will be able to implement any plan. The Exchange can take accelerated delisting action at anytime if the Company’s common stock trades at levels viewed to be abnormally low.
The Exchange also informed the Company that the Company’s common stock at this time will continue to trade under the symbol “UFAB,” but will have an added designation of “.BC” to indicate that the Company is not currently in compliance with NYSE American continued listing standards.

Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:
EXHIBIT INDEX

Exhibit No.	Description

99.1	Unique Fabricating, Inc. press release date April 27, 2023
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: April 27, 2023	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer